Clarkston Fund

(Ticker Symbol: CILGX)

Clarkston Select Fund

(Ticker Symbol: CIDDX)

Each a series of ALPS Series Trust

Supplement dated March 19, 2019

At a special meeting of shareholders of the Clarkston Select Fund (the “Selling Fund”) held on March 13, 2019, an Agreement and Plan of Reorganization (the “Reorganization”) was approved that resulted in the reorganization of the Selling Fund into the Clarkston Fund (the “Acquiring Fund”), each a series of ALPS Series Trust, effective following the close of business on March 15, 2019. Pursuant to the Reorganization, all the assets and liabilities of the Selling Fund were transferred to the Acquiring Fund in exchange for Institutional Class shares of the Acquiring Fund having an aggregate net asset value equal to the aggregate net asset value of the shares held in the Selling Fund as of the close of business on March 15, 2019. These Institutional Class shares of the Acquiring Fund were distributed to the shareholders of the Selling Fund. The Selling Fund has been liquidated and has ceased operations.

Please refer to the combined Proxy Statement/Prospectus dated January 28, 2019 for a detailed explanation of the Reorganization and details of the Acquiring Fund’s investment objectives, strategies, risks, and fees.

Please retain this Supplement with your records.